UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2012

MANTRA VENTURE GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia	000-53461	26-0592672
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

#562 – 800 15355 24th Avenue, Surrey, British Columbia, Canada	V4A 2H9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 560-1503

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreement

Effective June 19, 2012, our company’s subsidiary, Mantra Energy Alternatives Ltd. (“Mantra Energy”), entered into a service contract with PowerTech Labs Inc. (“PowerTech”), whereby PowerTech will assist Manta Energy in the evaluation and the development of our ERC System under specific terms and conditions for a period ending February 19, 2013. As compensation, PowerTech will be paid $171,000 plus the cost of materials as further described in the service contract.

The description of the service contract contained in this Item 1.01 is a summary and is qualified in its entirety by reference to the copy of the service contract that are attached hereto as an exhibit, and which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Service Contract with PowerTech Labs Inc. dated June 19, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTRA VENTURE GROUP LTD.

/s/ Larry Kristof
Larry Kristof
President and Director

Date: June 25, 2012